Derivative financial instruments (Income (loss) recorded in comprehensive income) (Details) - Interest rate swaps - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Derivative Instruments, Gain (Loss) [Line Items]
Effective portion of change in fair market value of derivatives	$ (16,639)	$ 17,049	$ 6,846
Net changes in cash flow hedges, Income tax effect	2,080	(2,131)	(856)
Net change in fair value of derivatives, net of tax	$ (14,559)	$ 14,918	$ 5,990